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                                                Filed Pursuant to Rule 497(e)
                                                Registration File No.: 333-58643



                       SUPPLEMENT DATED SEPTEMBER 30, 2003
                              TO THE PROSPECTUS OF
                            MORGAN STANLEY VALUE FUND
                             DATED NOVEMBER 29, 2002


         The first paragraph of the section of the Prospectus titled "PRINCIPAL INVESTMENT STRATEGIES" is hereby replaced by the following:

          The Fund normally invests at least 65% of its assets in common stock that the Fund's "Sub-Advisor," Morgan Stanley Investments, LP, believes is undervalued and currently is not being recognized within the market place. In deciding which securities to buy, hold or sell, the Sub-Advisor begins with a universe of companies that have attributes that may qualify them as value companies. The Sub-Advisor then screens these companies for liquidity and then relative value using an appropriate valuation measure for each sector or industry. The Sub-Advisor evaluates the companies relative to competitive and market conditions within each industry. The Sub-Advisor then conducts a fundamental analysis of each company to identify those companies believed to be attractively valued relative to other companies within the industry.

         The third paragraph of the section of the Prospectus titled "FUND MANAGEMENT" is hereby replaced by the following:

         The Fund is managed within the Multi-Cap Value Team. Current members of the team include B. Robert Baker, Managing Director of the Sub-Advisor, and Jason Leder and Kevin Holt, Executive Directors of the Sub-Advisor.



              PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE.